UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2026

TRANSUITE.ORG INC.
(Exact name of registrant as specified in its charter)

Nevada	333-255178	30-1129581
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

732 S 6th St # 4304

Las Vegas, NV 89101

(Address of Principal Executive Offices)

+1 (775) 295-4295

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 1.01 Entry into a Material Definitive Agreement

On March 10, 2026, Transuite.Org Inc. (the “Company”, Ticker: TRSO) entered into a Cooperation Agreement (the “Agreement”) with Crestar Holdings Limited (“Crestar”), Australian Fintech Group Pty Ltd (“AFT Group”), and AEEC INTERNATIONAL PTY LTD (formerly known as Australian Equity Exchange Center Pty Ltd) (“AEEC”). Under the Agreement, TRSO and AFT Group shall establish a long-term strategic partnership to collaborate in the fields of Web3 financial infrastructure, digital payment systems, and digital asset trading platform construction, and TRSO, through its wholly-owned Hong kong subsidiary Crestar, intends to acquire a 51% equity interest in AEEC upon satisfaction of the closing conditions. AEEC is the early digital asset service provider headquartered in Sydney, Australia, registered with AUSTRAC as a Digital Currency Exchange Provider, digital asset trading platform branded as AUXSTO. As consideration, TRSO agrees to issue an aggregate of 8,000,000 restricted shares of its common stock to AEEC and/or its designated entities.

The AFT Group is a global technology-finance group headquartered in Sydney, Australia, with fintech as its core driving force, committed to building a digital financial ecosystem integrating blockchain technology, digital asset trading, intelligent payment, and cross-border settlement, and is a comprehensive digital financial ecosystem builder for blockchain infrastructure, digital payment systems, and real asset integrated applications.

TRSO with all parties will carry out long-term strategic collaboration in areas including Web3 financial infrastructure, digital payment systems, and digital asset trading platform development, and will jointly build a complete Web3 digital financial ecosystem covering “payments + public chain + terminals + trading platform.”

This cooperation will focus on the core ecosystem resources of AFT Group and will prioritize the global expansion and technological upgrade of the AUXSTO digital asset trading platform. When the proposed transaction is completed, AUXSTO is expected to become an important component of TRSO’s digital asset strategy.

The foregoing summary is qualified in its entirety by reference to the Agreement filed as Exhibit 10.1 hereto.

Item 8.01 Other Events

On March 10, 2026, the Company issued a press release announcing the execution of the Agreement and the proposed conditional acquisition described above. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

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Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Cooperation Agreement, dated March 10, 2026
99.1	Press Release, dated March 10, 2026

Forward-Looking Statements

This Current Report on Form 8-K, including the attached press release, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied. Such risks include, but are not limited to, the ability of the parties to satisfy the closing conditions under the Agreement, regulatory developments, market conditions, execution risks, capital market volatility, audit verification outcomes, and other factors described in the Company’s filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statements except as required by law.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSUITE.ORG INC.

Date: March 13, 2026	By:	/s/ Mengqing Fan
	Name:	Mengqing Fan
	Title:	Chief Executive Officer

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